Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended September 30, 2009

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon
(212) 301-4033
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called cash earnings and cash earnings per diluted share, gross margin before management fees and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense.  Prior periods have been modified on a comparable basis.  All of NFP’s non-cash interest expense related to the adoption of new guidance relating to the accounting for convertible debt on January 1, 2009.  Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Gross margin before management fees should not be viewed as a substitute for gross margin.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended September 30, 2009, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its firms; (2) the Company’s ability to manage its business effectively and profitably through the principals of its firms; (3) the financial impact of NFP's new incentive plans; (4) a recessionary economic environment, resulting in fewer sales of financial products or services, including rising unemployment which could impact group benefits sales based on reduced headcount, the availability of credit in connection with the purchase of such products or services, consumer hesitancy in spending or the insolvencies of or difficulties experienced by insurance companies, financial institutions or the Company's clients; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption or modification of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies (including with respect to impairments), which may lead to adverse financial results; (7) NFP’s success in acquiring and retaining high-quality independent financial services distribution firms and various factors inhibiting the Company’s ability to acquire and retain firms; (8) the performance of the Company’s firms following acquisition; (9) changes in interest rates or general economic conditions and credit market conditions, including changes that adversely affect NFP’s ability to access capital; (10) adverse developments or volatility in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (11) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, recent uncertainty in the U.S. financial markets or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (12) any losses that NFP may take with respect to firm dispositions, firm restructures or otherwise; (13) the continued availability of borrowings and letters of credit under NFP’s credit facility; (14) NFP's ability to manage its indebtedness and capital structure; (15) adverse results or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (16) uncertainty in the financial services, insurance or life settlement industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation; (17) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (18) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (19) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company's services; (20) uncertainty regarding the impact of proposed healthcare legislation or reform on NFP’s subsidiaries that operate in the benefits market; (21) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (22) changes in premiums and commission rates or the rates of other fees paid to the Company’s firms, including life settlements and registered investment advisory fees; (23) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (24) the loss of services of key members of senior management; (25) the availability or adequacy of errors and omissions insurance or other types of insurance coverage protection; and (26) the Company’s ability to effect smooth succession planning at its firms.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

GAAP net income (loss) (1)	$10,540	$10,022	$(515,799)	$(12,443)	$3,497
Amortization of intangibles	8,975	9,176	9,594	9,871	9,907
Depreciation	3,361	3,485	3,539	3,665	3,497
Impairment of goodwill and intangible assets	2,002	2,895	607,337	31,031	5,198
Tax benefit of impairment of goodwill and intangible assets	(427)	(902)	(88,146)	(5,474)	(874)
Non-cash interest, net of tax (1)	1,966	1,732	1,557	1,732	1,644
Cash earnings (2)	$26,417	$26,408	$18,082	$28,382	$22,869

GAAP net income (loss) per share - diluted (1)	$0.24	$0.23	$(12.59)	$(0.31)	$0.08
Amortization of intangibles	0.21	0.21	0.23	0.24	0.24
Depreciation	0.08	0.08	0.09	0.09	0.08
Impairment of goodwill and intangible assets	0.05	0.07	14.73	0.76	0.13
Tax benefit of impairment of goodwill and intangible assets	(0.01)	(0.02)	(2.14)	(0.13)	(0.02)
Non-cash interest, net of tax (1)	0.05	0.04	0.04	0.04	0.04
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (3)	—	—	0.08	0.01	-
Cash earnings per share - diluted (2) (4)	$0.61	$0.62	$0.44	$0.70	$0.56

Shares outstanding, beginning of period	41,104	40,026	39,753	39,640	39,175
Common shares issued for acquisitions during period	—	—	—	—	316
Common shares issued for contingent consideration and escrow during period	—	978	—	11	109
Common shares issued for stock-based awards during period	12	31	181	68	38
Common shares repurchased during period	(21)	(42)	—	—	(145)
Common shares issued under ongoing incentive program	—	—	—	5	122
Other	106	111	92	29	25
Shares outstanding, end of period	41,201	41,104	40,026	39,753	39,640

Weighted average common shares outstanding	41,211	41,139	39,945	39,718	39,645
Dilutive effect of contingent consideration and incentive payments	393	390	1,009	176	384
Dilutive effect of stock-based awards	1,503	1,246	275	777	1,148
Dilutive effect of escrow, stock subscriptions and other	7	58	9	54	10
Weighted average common shares outstanding - diluted (3)	43,114	42,833	41,238	40,725	41,187

Debt to total capitalization	45.2%	49.4%	52.8%	29.3%	30.4%

Total NFP owned firms at period end	160	169	176	181	184

(1)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.
(2)
As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of new guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

(3)
For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.

(4)
The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding. Excluding the impact on cash earnings per share – diluted of $0.03 from the settlement of an NFP-owned key man life insurance policy, cash earnings per share – diluted would be $0.58 for the three months ended September 30, 2009.

NATIONAL FINANCIAL PARTNERS CORP. ORGANIC METRICS (1) (Unaudited - dollars in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Organic revenue growth/decline for quarterly period	-16.3%	-21.9%	-20.6%	-17.1%	-14.4%
Organic revenue growth/decline for year-to-date period	-19.6%	-21.3%	-20.6%	-8.7%	-5.0%

Net organic revenue growth/decline for quarterly period	-12.7%	-16.2%	-16.7%	-12.7%	-11.3%
Net organic revenue growth/decline for year-to-date period	-15.2%	-16.4%	-16.7%	-6.9%	-4.3%

Organic gross margin before management fees growth/decline for quarterly period	-16.6%	-25.9%	-29.9%	-20.5%	-27.1%
Organic gross margin before management fees growth/decline for year-to-date period	-24.0%	-27.8%	-29.9%	-17.9%	-16.6%

Organic gross margin growth/decline for quarterly period	-18.4%	-22.1%	-22.9%	-18.0%	-22.6%
Organic gross margin growth/decline for year-to-date period	-21.1%	-22.5%	-22.9%	-16.0%	-15.0%

	For the Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Organic revenue growth/decline	-8.7%	0.3%	5.4%
Net organic revenue growth/decline	-6.9%	2.6%	1.4%
Organic gross margin before management fees growth/decline	-17.9%	-1.2%	-3.4%
Organic gross margin growth/decline (2)	-16.0%	-3.1%	-6.1%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Components of organic firm set gross margin for the next year (3)

Organic firm set comparable revenue	$173,628	$168,365	$162,087	$231,630	$208,221
Organic firm set comparable commissions and fees expense	27,397	25,256	26,323	40,964	40,260
Net organic firm set comparable revenue	146,231	143,109	135,764	190,666	167,961
Organic firm set comparable operating expense	76,119	77,046	78,911	84,241	83,679
Organic firm set comparable gross margin before management fees	70,112	66,063	56,853	106,425	84,282
Organic firm set comparable management fees	35,369	30,338	23,301	51,837	41,475
Organic firm set comparable gross margin	$34,743	$35,725	$33,552	$54,588	$42,807

(1)	As of the second quarter of 2009, the Company refers to its "same store" metrics as organic metrics. See "Defined Terms" in this QFS.
(2)
In the prior year periods, the Company excluded incentive accruals from this calculation. Prior periods shown above have been modified to include incentive accruals in this calculation.  The organic gross margin growth/decline, excluding incentive accruals for the years ended 2006, 2007 and 2008 was -3.5%, -2.7% and -20.2%, respectively.

(3)
These are the components of gross margin growth for the firms that are anticipated to be part of the organic revenue growth/decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions as well as mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
ASSETS
Current assets:
Cash and cash equivalents	$60,084	$49,822	$42,319	$48,621	$67,444
Cash, cash equivalents and securities purchased under
resale agreements in premium trust accounts	75,838	79,258	71,321	75,109	81,942
Commissions, fees and premiums receivable, net	100,930	104,049	107,506	140,758	108,028
Due from principals and/or certain entities they own	21,787	21,334	15,022	16,329	32,186
Notes receivable, net	7,161	7,860	7,747	6,496	6,459
Deferred tax assets	8,322	8,926	9,351	9,435	10,803
Other current assets (1)	18,368	18,897	18,008	19,284	20,380
Total current assets (1)	292,490	290,146	271,274	316,032	327,242
Property and equipment, net	44,341	46,107	49,498	51,683	52,430
Deferred tax assets (1)	110,561	109,983	109,661	24,889	22,895
Intangibles, net	399,265	410,789	427,090	462,123	473,384
Goodwill, net	57,018	57,914	52,532	635,693	658,558
Notes receivable, net	32,410	32,191	33,507	23,683	19,647
Other non-current assets (1)	29,793	30,078	28,804	28,018	29,491
Total assets (1)	965,878	$977,208	$972,366	$1,542,121	$1,583,647

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$82,583	$81,126	$72,122	$73,159	$81,719
Borrowings	75,000	115,000	148,000	148,000	173,000
Income taxes payable (1)	—	—	1,231	11	—
Deferred tax liabilities	239	7	3	—	—
Due to principals and/or certain entities they own	22,779	17,000	9,863	38,791	35,473
Accounts payable	21,381	18,369	23,893	28,513	21,397
Dividends payable	—	—	—	—	8,320
Accrued liabilities	47,531	47,127	36,636	54,380	56,137
Total current liabilities (1)	249,513	278,629	291,748	342,854	376,046
Deferred tax liabilities (1)	116,825	115,977	116,142	119,400	122,174
Convertible senior notes (1)	201,767	198,984	196,200	193,475	190,865
Other non-current liabilities	62,037	61,427	60,832	62,874	59,613
Total liabilities (1)	630,142	655,017	664,922	718,603	748,698

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,410	4,409	4,406	4,388	4,380
Additional paid-in capital (1)	874,839	872,031	879,331	881,458	881,226
Retained (deficit) earnings (1)	(434,316)	(440,230)	(418,672)	97,178	109,718
Accumulated other comprehensive income	176	98	(91)	(50)	(21)
Treasury stock	(109,373)	(114,117)	(157,530)	(159,456)	(160,354)
Total stockholders' equity (1)	335,736	322,191	307,444	823,518	834,949
Total liabilities and stockholders' equity (1)	$965,878	$977,208	$972,366	$1,542,121	$1,583,647

(1)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Cash flow from operating activities:
Net income (loss) (1)	$10,540	$10,022	$(515,799)	$(12,443)	$3,497

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	1,106	(58)	(88,048)	(3,453)	(391)
Stock-based compensation	2,456	2,499	2,488	2,591	3,290
Impairment of goodwill and intangible assets	2,002	2,895	607,337	31,031	5,198
Amortization of intangibles	8,975	9,176	9,594	9,871	9,907
Depreciation	3,361	3,485	3,539	3,665	3,497
Accretion of senior convertible notes discount (1)	2,783	2,784	2,725	2,610	2,611
(Gain) loss on sale of subsidiaries	(1,190)	(1,279)	617	2	(578)
Other, net	—	—	—	(26)	—

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	3,420	(7,937)	3,788	6,833	2,623
Commissions, fees and premiums receivable, net	3,847	3,436	31,637	(30,490)	6,328
Due from principals and/or certain entities they own	1,615	(6,312)	1,307	15,857	(9,031)
Notes receivable, net - current	659	(113)	(1,251)	(37)	64
Other current assets (1)	(816)	(869)	1,289	1,339	3,098
Notes receivable, net - non-current	1,778	2,968	(6,955)	(3,495)	796
Other non-current assets (1)	(700)	(777)	(355)	1,823	328

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	1,457	9,004	(1,037)	(8,560)	(3,792)
Income taxes payable (1)	—	(1,231)	1,220	(124)	66
Due to principals and/or certain entities they own	26	7,118	(29,216)	72	9,250
Accounts payable	3,038	(5,524)	(4,639)	7,116	(939)
Accrued liabilities (1)	1,081	6,751	(16,307)	4,564	(1,728)
Other non-current liabilities (1)	4,983	(1,899)	(3,500)	3,368	1,931
Total adjustments	39,881	24,117	514,233	44,557	32,528
Net cash provided by (used in) operating activities	50,421	34,139	(1,566)	32,114	36,025

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	1,935	6,962	2,100	92	1,240
Purchases of property and equipment, net	(1,801)	(1,538)	(1,604)	(2,919)	(5,439)
Payments for acquired firms, net of cash, and contingent consideration	(627)	1,278	(2,257)	(12,587)	(22,989)
Net cash (used in) provided by investing activities	(493)	6,702	(1,761)	(15,414)	(27,188)

Cash flow from financing activities:
Repayments of borrowings	(40,000)	(33,000)	—	(45,000)	(47,000)
Proceeds from borrowings	—	—	—	20,000	51,000
Proceeds from stock-based awards, including tax benefit	385	(327)	(2,777)	(1,999)	277
Shares cancelled to pay withholding taxes	(51)	(12)	(147)	(135)	(22)
Payments for treasury stock repurchase	—	—	—	—	(2,691)
Dividends paid	—	1	(51)	(8,389)	(8,216)
Net cash (used in) financing activities	(39,666)	(33,338)	(2,975)	(35,523)	(6,652)
Net increase (decrease) in cash and cash equivalents	10,262	7,503	(6,302)	(18,823)	2,185
Cash and cash equivalents, beginning of period	49,822	42,319	48,621	67,444	65,259
Cash and cash equivalents, end of the period	$60,084	$49,822	$42,319	$48,621	$67,444

Supplemental disclosures of cash flow information
Cash paid for income taxes	$4,332	$10,306	$3,372	$7,502	$7,949
Cash paid for interest	$1,975	$1,411	$2,385	$2,188	$2,649

(1)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS - YEAR-TO-DATE (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Cash flow from operating activities:
Net (loss) income (1)	$(495,237)	$(505,777)	$(515,799)	$8,471	$20,914

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	(87,000)	(88,106)	(88,048)	(3,430)	23
Stock-based compensation	7,443	4,987	2,488	12,623	10,032
Impairment of goodwill and intangible assets	612,234	610,232	607,337	41,257	10,226
Amortization of intangibles	27,745	18,770	9,594	39,194	29,323
Depreciation	10,385	7,024	3,539	13,371	9,706
Accretion of senior convertible notes discount (1)	8,292	5,509	2,725	10,388	7,778
(Gain) loss on sale of subsidiaries	(1,852)	(662)	617	(7,663)	(7,665)
Other, net	—	—	—	(26)	—

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	(729)	(4,149)	3,788	11,570	4,737
Commissions, fees and premiums receivable, net	38,920	35,073	31,637	13,962	44,452
Due from principals and/or certain entities they own	(3,390)	(5,005)	1,307	(1,889)	(17,746)
Notes receivable, net - current	(705)	(1,364)	(1,251)	(926)	(889)
Other current assets (1)	(396)	420	1,289	(2,007)	(3,346)
Notes receivable, net - non-current	(2,209)	(3,987)	(6,955)	(11,171)	(7,676)
Other non-current assets (1)	(1,832)	(1,132)	(355)	(12,005)	(13,828)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	9,424	7,967	(1,037)	(11,477)	(2,917)
Income taxes payable (1)	(11)	(11)	1,220	(1,888)	(1,764)
Due to principals and/or certain entities they own	(22,072)	(22,098)	(29,216)	(33,142)	(33,214)
Accounts payable	(7,125)	(10,163)	(4,639)	(5,309)	(12,425)
Accrued liabilities (1)	(8,475)	(9,556)	(16,307)	(17,718)	(22,282)
Other non-current liabilities (1)	(416)	(5,399)	(3,500)	14,266	10,898
Total adjustments	578,231	538,350	514,233	47,980	3,423
Net cash provided by (used in) operating activities	82,994	32,573	(1,566)	56,451	24,337

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	10,997	9,062	2,100	22,615	22,523
Purchases of property and equipment, net	(4,943)	(3,142)	(1,604)	(33,241)	(30,322)
Payments for acquired firms, net of cash, and contingent consideration	(1,606)	(979)	(2,257)	(76,369)	(63,782)
Net cash provided by (used in) investing activities	4,448	4,941	(1,761)	(86,995)	(71,581)

Cash flow from financing activities:
Repayments of borrowings	(73,000)	(33,000)	—	(177,000)	(132,000)
Proceeds from borrowings	—	—	—	199,000	179,000
Proceeds from stock-based awards, including tax benefit	(2,719)	(3,104)	(2,777)	1,482	3,481
Shares cancelled to pay withholding taxes	(210)	(159)	(147)	(815)	(680)
Payments for treasury stock repurchase	—	—	—	(24,612)	(24,612)
Dividends paid	(50)	(50)	(51)	(33,072)	(24,683)
Net cash (used in) provided by financing activities	(75,979)	(36,313)	(2,975)	(35,017)	506
Net increase (decrease) in cash and cash equivalents	11,463	1,201	(6,302)	(65,561)	(46,738)
Cash and cash equivalents, beginning of period	48,621	48,621	48,621	114,182	114,182
Cash and cash equivalents, end of the period	$60,084	$49,822	$42,319	$48,621	$67,444

Supplemental disclosures of cash flow information
Cash paid for income taxes	$18,010	$13,678	$3,372	$37,470	$29,968
Cash paid for interest	$5,771	$3,796	$2,385	$9,756	$7,568

(1)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)
	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Revenue:
Commissions and fees	$229,925	$224,198	$216,981	$299,252	$277,282

Cost of services:
Commissions and fees	63,059	62,474	62,401	87,381	85,216
Operating expenses (1)	88,112	91,250	95,191	102,387	102,384
Management fees	34,855	29,954	22,507	51,956	41,140
Total cost of services	186,026	183,678	180,099	241,724	228,740
Gross margin	43,899	40,520	36,882	57,528	48,542

Corporate and other expenses:
General and administrative	13,044	12,221	12,633	15,289	16,537
Amortization of intangibles	8,975	9,176	9,594	9,871	9,907
Impairment of goodwill and intangible assets	2,002	2,895	607,337	31,031	5,198
Depreciation	3,361	3,485	3,539	3,665	3,497
(Gain) loss on sale of subsidiaries	(1,190)	(1,279)	617	2	(578)
Total corporate and other expenses	26,192	26,498	633,720	59,858	34,561
Income (loss) from operations	17,707	14,022	(596,838)	(2,330)	13,981

Interest income	703	822	724	1,120	1,073
Other income	3,385	6,667	1,120	825	402
Interest expense	(5,001)	(5,386)	(5,330)	(5,727)	(5,261)
Other expense	2	(59)	(5)	(73)	(16)
Income (loss) before income taxes (2)	16,796	16,066	(600,329)	(6,185)	10,179

Income tax expense (benefit) (2)	6,256	6,044	(84,530)	6,258	6,682
Net income (loss) (2)	$10,540	$10,022	$(515,799)	$(12,443)	$3,497

Cash Earnings Reconciliation
GAAP net income (loss) (2)	$10,540	$10,022	$(515,799)	$(12,443)	$3,497
Amortization of intangibles	8,975	9,176	9,594	9,871	9,907
Depreciation	3,361	3,485	3,539	3,665	3,497
Impairment of goodwill and intangible assets	2,002	2,895	607,337	31,031	5,198
Tax benefit of impairment of goodwill and intangible assets	(427)	(902)	(88,146)	(5,474)	(874)
Non-cash interest, net of tax (2)	1,966	1,732	1,557	1,732	1,644
Cash earnings (3)	$26,417	$26,408	$18,082	$28,382	$22,869

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.
(3)
As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of new guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Revenue:
Commissions and fees	$671,104	$441,179	$216,981	$1,150,387	$851,135

Cost of services:
Commissions and fees	187,934	124,875	62,401	362,868	275,487
Operating expenses (1)	274,553	186,441	95,191	408,968	306,581
Management fees	87,316	52,461	22,507	170,683	118,727
Total cost of services	549,803	363,777	180,099	942,519	700,795
Gross margin	121,301	77,402	36,882	207,868	150,340

Corporate and other expenses:
General and administrative	37,898	24,854	12,633	64,189	48,900
Amortization of intangibles	27,745	18,770	9,594	39,194	29,323
Impairment of goodwill and intangible assets	612,234	610,232	607,337	41,257	10,226
Depreciation	10,385	7,024	3,539	13,371	9,706
(Gain) loss on sale of subsidiaries	(1,852)	(662)	617	(7,663)	(7,665)
Total corporate and other expenses	686,410	660,218	633,720	150,348	90,490
(Loss) income from operations	(565,109)	(582,816)	(596,838)	57,520	59,850

Interest income	2,249	1,546	724	4,855	3,735
Other income	11,172	7,787	1,120	1,321	496
Interest expense	(15,717)	(10,716)	(5,330)	(21,763)	(16,036)
Other expense	(62)	(64)	(5)	(124)	(51)
(Loss) income before income taxes (2)	(567,467)	(584,263)	(600,329)	41,809	47,994

Income tax (benefit) expense (2)	(72,230)	(78,486)	(84,530)	33,338	27,080
Net (loss) income (2)	$(495,237)	$(505,777)	$(515,799)	$8,471	$20,914

Cash Earnings Reconciliation
GAAP net (loss) income (2)	$(495,237)	$(505,777)	$(515,799)	$8,471	$20,914
Amortization of intangibles	27,745	18,770	9,594	39,194	29,323
Depreciation	10,385	7,024	3,539	13,371	9,706
Impairment of goodwill and intangible assets	612,234	610,232	607,337	41,257	10,226
Tax benefit of impairment of goodwill and intangible assets	(89,475)	(89,048)	(88,146)	(8,137)	(2,663)
Non-cash interest, net of tax (2)	5,255	3,289	1,557	6,364	4,632
Cash earnings (3)	$70,907	$44,490	$18,082	$100,520	$72,138

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.
(3)
As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of new guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)
	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Calculation of Gross Margin
Revenue	$229,925	$224,198	$216,981	$299,252	$277,282
Cost of services:
Commissions and fees	63,059	62,474	62,401	87,381	85,216
Operating expenses (1)	88,112	91,250	95,191	102,387	102,384
Gross margin before management fees	78,754	70,474	59,389	109,484	89,682
Management fees	34,855	29,954	22,507	51,956	41,140
Gross margin	$43,899	$40,520	$36,882	$57,528	$48,542
Gross margin as a percentage of revenue	19.1%	18.1%	17.0%	19.2%	17.5%
Gross margin before management fees as a percentage of revenue	34.3%	31.4%	27.4%	36.6%	32.3%

Management fee percentage	44.3%	42.5%	37.9%	47.5%	45.9%

Components of Management Fees
Gross margin before management fees	$78,754	$70,474	$59,389	$109,484	$89,682
Components of management fees:
Basic management fees	34,418	30,098	22,804	51,215	39,452
Incentive management fees	437	(144)	(297)	741	1,688
Management fees	$34,855	$29,954	$22,507	$51,956	$41,140

Components of management fee percentage
Basic management fee percentage	43.7%	42.7%	38.4%	46.8%	44.0%
Incentive management fee percentage	0.6%	-0.2%	-0.5%	0.7%	1.9%
Management fee percentage (2)	44.3%	42.5%	37.9%	47.5%	45.9%

Base earnings as a percentage of target earnings of acquired firms	54%	54%	54%	52%	52%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	The sum of the Components of management fee percentage may not agree to Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Calculation of Gross Margin
Revenue	$671,104	$441,179	$216,981	$1,150,387	$851,135
Cost of services:
Commissions and fees	187,934	124,875	62,401	362,868	275,487
Operating expenses (1)	274,553	186,441	95,191	408,968	306,581
Gross margin before management fees	208,617	129,863	59,389	378,551	269,067
Management fees	87,316	52,461	22,507	170,683	118,727
Gross margin	$121,301	$77,402	$36,882	$207,868	$150,340
Gross margin as a percentage of revenue	18.1%	17.5%	17.0%	18.1%	17.7%

Gross margin before management fees as a percentage of revenue	31.1%	29.4%	27.4%	32.9%	31.6%

Management fee percentage	41.9%	40.4%	37.9%	45.1%	44.1%

Components of Management Fees
Gross margin before management fees	$208,617	$129,863	$59,389	$378,551	$269,067
Components of management fees:
Basic management fees	87,321	52,902	22,804	164,545	113,330
Incentive management fees	(5)	(441)	(297)	6,138	5,397
Management fees	$87,316	$52,461	$22,507	$170,683	$118,727

Components of management fee percentage
Basic management fee percentage	41.9%	40.7%	38.4%	43.5%	42.1%
Incentive management fee percentage	0.0%	-0.3%	-0.5%	1.6%	2.0%
Management fee percentage (2)	41.9%	40.4%	37.9%	45.1%	44.1%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	The sum of the Components of management fee percentage may not agree to Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)
	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Number of acquisitions closed	—	—	1	4	6
Consideration:
Cash	$—	$—	$279	$161	$18,749
Common stock	—	—	—	—	6,424
Other	—	—	186	3,269	278
Total consideration paid (1)	$—	$—	$465	$3,430	$25,451

Target earnings of acquired firms	$—	$—	$148	$940	$6,646
Base earnings of acquired firms	$—	$—	$88	$450	$4,264

Revenue from new acquisitions	$—	$2,657	$3,576	$6,155	$9,037
Revenue from existing firms	229,925	221,541	213,405	293,097	268,245
Total revenue	$229,925	$224,198	$216,981	$299,252	$277,282

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Number of acquisitions closed	1	1	1	19	15
Consideration:
Cash	$279	$279	$279	$48,474	$48,313
Common stock	—	—	—	18,458	18,458
Other	186	186	186	4,096	791
Total consideration paid (1)	$465	$465	$465	$71,028	$67,562

Target earnings of acquired firms	$148	$148	$148	$20,658	$19,718
Base earnings of acquired firms	$88	$88	$88	$15,499	$15,049

Revenue from new acquisitions	$6,233	$6,234	$3,576	$54,293	$48,138
Revenue from existing firms	664,871	434,945	213,405	1,096,094	802,997
Total revenue	$671,104	$441,179	$216,981	$1,150,387	$851,135

(1)
Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)
	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Intangible Assets:
Book of business	$110,974	$116,795	$123,796	$131,297	$136,392
Management contracts	271,550	276,971	285,996	308,189	314,062
Trade name	4,966	5,030	5,087	10,207	10,283
Institutional customer relationships	11,775	11,993	12,211	12,430	12,647
Goodwill	57,018	57,914	52,532	635,693	658,558
Total intangible assets and goodwill	$456,283	$468,703	$479,622	$1,097,816	$1,131,942

Amortization Expense & Impairment Loss:
Book of business	$5,234	$5,480	$7,482	$5,969	$6,535
Management contracts	4,209	4,910	20,843	5,680	4,696
Trade name	64	57	5,164	77	45
Institutional customer relationships	218	218	218	218	218
Goodwill	1,252	1,406	583,224	28,958	3,611
Total amortization expense & impairment loss	$10,977	$12,071	$616,931	$40,902	$15,105

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS
Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic Management Fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings, and where applicable, stock-based compensation for stock awards issued to NFP’s principals

Basic Management Fee Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, the after-tax impact of the impairment of goodwill and intangibles and the after-tax impact of non-cash interest expense.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Components of Organic Gross Margin for the Next Period Comparison:
The components of gross margin that are anticipated to be part of the firms included in the Organic Firm Set metrics in the corresponding future next year period. The reported figures may change in future periods as the result of dispositions as well as mergers and/or Sub-Acquisitions where the acquired firm represents more than 25% of the acquiring firm.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program.

Incentive Management Fee Percentage:	Incentive Management Fees as a percentage of gross margin before management fees.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment.  Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees and Incentive Management Fees.

Management Fee Percentage:	Management Fees as a percentage of gross margin before management fees.

Net Organic Revenue Growth/Decline:	This calculation compares revenue less commission and fees expense as a component of cost of services for firms included in the Organic Firm Set.

Revenue from New Acquisitions and Revenue from Existing Firms:
NFP calculates revenue from new acquisitions and revenue from existing firms.  A firm is considered to be a new acquisition for the twelve months following the acquisition.  After twelve months, a firm is considered to be an existing firm.  Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period.  Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms.  Sub-Acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition.  Revenue of disposed firms are included in all periods up to and including the period of disposal.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Organic Firm Set Comparable:	This metric is utilized to denote revenue and/or expense amounts from firms in the current period that are anticipated to be part of the Organic Firm Set in the corresponding future next year period.

Organic Gross Margin Growth/Decline:	This calculation compares the change in gross margin for the firms included in the Organic Firm Set.

Organic Gross Margin Before Management Fees Growth/Decline:	This calculation compares the change in gross margin before management fees for firms included in the Organic Firm Set.

Organic Revenue Growth/Decline:	The internal growth rate of NFP's firms, calculated by comparing the change in revenue for firms included in the Organic Firm Set.

Organic Firm Set:
Consists of a comparable group of firms for the same time period in successive years.  NFP includes firms in the Organic Firm Set at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm, a firm has made a Sub-Acquisition that represents more than 25% of the base earnings of the acquiring firm, or a significant portion of the firm's assets have been sold.  With respect to two owned firms that merge, the combined firm is excluded from the Organic Firm Set from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger.  However, if both firms involved in a merger are included in the Organic Firm Set at the time of the merger, the combined firm continues to be included in the Organic Firm Set after the merger.  With respect to Sub-Acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the Organic Firm Set from the time of the Sub-Acquisition until the first fiscal quarter beginning one year following the Sub-Acquisition. Sub-Acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth and are included within the Organic Firm Set.  With respect to situations where a significant portion of a firm's assets have been sold, the surviving entity is excluded from the Organic Firm Set from the time of the sale until one year following the sale. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition.

Sub-Acquisitions:
A Sub-Acquisition involves the acquisition by one of NFP's firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal.  The acquisition multiple paid for Sub-Acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:
Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business owners or individuals who subsequently become independent contractors who manage the business following acquisition.